                                                                 Exhibit 10.26

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                           Agreement for China
                                                                  CONFIDENTIAL

                    PURCHASE AGREEMENT FOR P. R. CHINA MARKET

         THIS AGREEMENT (this "Agreement") made, effective as of the 1st day of April, 1999 ("Effective Date"), by and between UTSTARCOM INC., a Delaware corporation, with its principal place of business at 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, the United States of America ("Buyer") and MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD., CORPORATE MANAGEMENT DIVISION FOR CHINA, a corporation organized under the laws of Japan, with its principal place of business at 3-2, Minamisemba 4-chome, Chuo-ku, Osaka 542-8588, Japan ("MEI") and MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD., a corporation organized under the laws of Japan, with its principal place of business at 4-3-1, Tsunashima-higashi, Kohoku-ku, Yokohama 223-8639, Japan ("MCI", MEI and MCI are to be collectively called "Seller").

                              W I T N E S S E T H:

         WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to buy from Seller, the Products (as defined below) on an OEM basis and on the terms and conditions set forth herein so that Buyer connects and integrates the Products with other products to build up the wireless local loop system, and resells and installs such system in P. R. China.

         NOW THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1.       DEFINITIONS

         SECTION 1.1 DEFINED TERMS. The following terms shall have the meanings provided below;

                  (a) "Agreement" means this master purchase agreement and all exhibits and schedules hereto.

                  (b) "Agreement Number" means the unique number first as set forth above which shall be used by the parties to refer to this Agreement.

                  (c) "Products" means the Radio Port Controller, the Radio Port and the Personal Station with either Buyer's brand name or no brand name (designated by Buyer) of which model numbers are described in Exhibit A attached hereto as an integral part hereof. At any time during the term hereof, models of the Products may be added or removed by amending Exhibit A in writing. The specifications of the Products shall be mutually discussed and agreed by the parties hereto in a separate written instruments.

                  (d) "Individual Contract" shall mean the individual sale and purchase contract made hereunder whereby Buyer places purchase order for the Products in writing and Seller accepts such order in writing in accordance with Sections 3.2 and 3.3.

                                                           Agreement for China
                                                                  CONFIDENTIAL

2.       PURCHASE AND SALE

         SECTION 2.1 AGREEMENT TO BUY AND SELL. (a) Buyer shall purchase from Seller and Seller shall sell to Buyer such Products as Buyer may elect to purchase and Seller agrees to sell from time to time during the term of this Agreement by executing one or more Individual Contract(s), provided that Buyer may place purchase orders for the Products only after the parties agree on specifications thereof as provided for in Section 1.1 (c).

                  (b) Seller may also make available to Buyer, on such terms as mutually agreed between Buyer and Seller from time to time, Products prototypes and other early production runs of Products on a sample basis.

                  (c) Seller agrees that Buyer may cause its subsidiary, UTStarcom (Hangzhou) Telecom Co., Ltd., 3 Yile Industrial Park, Bldg 2/3, 129, Wen Yi Road, Hangzhou, 310012, P.R. China to perform certain rights and obligations of Buyer hereunder, e.g., receipt of the Products and obligations of Section l4.1, provided that Buyer proves and demonstrates to Seller's satisfaction that said subsidiary has the license and approval necessary for such performance of Buyer's rights and obligations, and, upon Seller's request, provides Seller with copies and other materials showing such license and approval. In such case, Buyer and such subsidiary shall be severally and jointly responsible for such obligations of Buyer hereunder, and the performance of the obligations of Buyer by the said subsidiary shall not release Buyer from liability for the performance of its obligations hereunder. All the references to Buyer herein shall include said subsidiary of Buyer where and to the extent said subsidiary performs Buyer's obligations hereunder.

         SECTION 2.2 CONTRACTED MINIMUM QUANTITY. The parties hereto agree to establish the contracted minimum quantities as to each item/model of Product which Buyer shall purchase from Seller for P. R. China market during each term of this Agreement as follows:


      Item of Products                     Contracted Minimum Quantity on Shipment Base
-------------------------------------      --------------------------------------------
      Radio Port Controller (RPC)                              [*]

      Radio Port (RP)                                          [*]

      Personal Station (PS)                                    [*]


3.       DOCUMENTATION AND PURCHASE ORDERS

SECTION 3.1 PRIORITY OF DOCUMENTATION. (a) This Agreement shall constitute a master purchase agreement for Buyer's purchase of Products from Seller and exclusively incorporates all the terms and conditions for the anticipated purchase and sale of such Products. In the event of a conflict between any of the terms in the body of this Agreement, any Individual Contract or other documentation issued by Buyer or Seller, the terms and conditions of this Agreement shall take precedence thereover.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                           Agreement for China
                                                                  CONFIDENTIAL

                  (b) The terms and conditions of Individual Contracts, acknowledgments, invoices or any other business forms submitted by either party which conflict with or purport to amend the terms and conditions of this Agreement are hereby specifically objected to by the other party and shall be of no force or effect.

                  (c) No additional or different terms proposed by Seller or Buyer shall become part of the Individual Contract or any transaction contemplated hereunder without the written agreement of both Buyer and Seller with the signatures of respective authorized directors.

         SECTION 3.2 ORDER PLACEMENT AND ACCEPTANCE. Firm (non-cancelable) orders for the Products shall be placed by Buyer to Seller, in writing and in accordance with this Article 3 hereof, [*]. Such orders shall be placed at least [*] prior to the shipment date requested therein. Seller will consider the purchase orders from Buyer, and shall have no obligation to accept such orders. In case of acceptance, Seller shall notify Buyer of the delivery date within [*] of Seller after the receipt of the relative firm order, and until such notification is made, no order shall be binding on Seller.

         SECTION 3.3 MINIMUM ORDER QUANTITY. The quantities of below mentioned item of Products under one monthly order shall be the same as or over the respective minimum order quantities set forth below. In the event Buyer requests to place a monthly order for any item of Products in the quantities less than such minimum quantities, Buyer and Seller will have a discussion as to whether Seller may accept such Buyer's request or not.


        ITEM OF PRODUCTS                          MINIMUM ORDER QUANTITY
   --------------------------               -------------------------------
   Radio Port Controller                                    [*]
   Radio Port                                               [*]
   Personal Station                                         [*]


4.       PRICING

         SECTION 4.1 PURCHASE PRICE. The prices of Products shall be separately discussed and mutually agreed from time to time by the parties hereto based on the following conditions:

                  (a) that the prices of all items of Products shall be quoted on basis of FOB shipment port;

                  (b) that the prices of all items of Products shall be quoted in the currency of US Dollar; and

                  (c) that any price change, if any is agreed by the parties during its validity, shall be applied only to such Individual Contracts as are made after the date of such price change.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                           Agreement for China
                                                                  CONFIDENTIAL

5.   PRODUCT DISCONTINUANCE

     SECTION 5.1 RIGHT TO DISCONTINUE PRODUCTS (a) Subject to its obligations under any outstanding Individual Contracts, Seller reserves the right to cease the manufacture and the offering of any Products to Buyer if such Product is not made available to any other like customers of Seller.

     (b) Seller shall provide Buyer at least [*] notice of any Product discontinuance.

6.   DELIVERY

     SECTION 6.1 ROUTING. All delivery of Products shall be made on basis of FOB Japanese airport, which shall be interpreted in accordance with the latest INCOTERMS.

     SECTION 6.2 DELAY OF SHIPMENT. Seller has the right to delay or withhold the shipment of the Products if Buyer delays or fails to pay for the Products in full conformity with the Article 7 hereinbelow. Seller shall bear no responsibility for the delay of shipment due to and during the period of Buyer's failure of payment for the Products in full accordance with the Article 7, and Buyer shall incur any additional costs arising therefrom.

     SECTION 6.3 PACKING. The package of the Products shall be at Seller's standard for exports of goods.

7.   PAYMENT SECTION

     7.1 PAYMENT. The payment for the Products shall be made by Buyer to Seller by means of telegraphic transfer of funds to the bank account designated by MEI, to be made at least [*] prior to the scheduled shipment date of relative Products, provided that any shipment of the Products should be made by air. Notwithstanding the foregoing, in case Buyer desires and Seller agrees, the payment for Radio Ports and Radio Ports Controllers may be made by Buyer to Seller by means of irrevocable and confirmed letter of credit, negotiable on [*] after the date of Bill of Lading, to be opened in favor of MEI. In the event that Buyer requests any specific shipment to be made by boat and Seller accepts such request, both parties hereto shall from time to time discuss and decide me date by which Buyer should make payment for the relative Products, provided, however, that in no event shall such date be later than the date [*] prior to the scheduled shipment date of relative Products. Such payment for the Products shall be made in the currency of US Dollar.

     SECTION 7.2 SHIPPING INVOICE. Upon shipment of Products to Buyer pursuant to an Individual Contract, Seller shall submit to Buyer a written shipping invoice showing: (i) Seller's name and address; (ii) Buyer's purchase order number and Individual Contract number given by Seller; (iii) description, model number and quantity of Products shipped; (iv) unit and aggregate price; and (v) special packing costs, if any. All information on the invoice must be consistent with the relevant Individual Contract.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                           Agreement for China
                                                                  CONFIDENTIAL

8.   INSPECTION AND ACCEPTANCE

     SECTION 8.1 INSPECTION. The inspection of quality, quantity and packing of the Products at Seller's premises shall be carried out in accordance with Seller's inspection standards and procedures and shall be deemed as final. Seller agrees to Buyer's right to send its representative to attend such inspection at its own cost, and further agrees to send to Buyer data and results of each inspection of the Products.

9.   LIMITED LIABILITY

     SECTION 9.1 QUALITY REPORT. Buyer shall submit to Seller a monthly report detailing the quality problem of Products occurring in market during the term hereof and [*] after the last delivery of the Products hereunder. Further, Buyer shall submit samples of Products alleged to be defective upon request of Seller.

     SECTION 9.2 WARRANTY. Seller agrees to provide, with no charge to Buyer, the quantities of each item of the Products equivalent to the percentages respectively set forth below of the quantities on relative Individual Contract;

                     ITEM OF PRODUCTS                   PERCENTAGE
                     ----------------                   -----------
                   Radio Port Controller                     [*]
                   Radio Port                                [*]
                   Personal Station                          [*]

     In the event that the malfunctions or defects in any item of the Products, which Seller admits to be attributable to the manufacturer thereof such as defects in design, parts or workmanship of Products based on data on quality problem of Products occurring in market and Seller's analysis of samples of Products alleged to be defective, should occur in more than the respective percentages set forth above of the total quantities of item of the Products which have been delivered within latest [*], Seller and Buyer will meet and discuss how to deal with such situation, on condition that Buyer performs its obligations stipulated in the Section 9.l.

     SECTION 9.3 EXCESSIVE FAILURE. In the event that any malfunctions or defects in a particular model of the Products, which Seller admits to be attributable to the manufacturer thereof such as defects in design, parts or workmanship of Products based on data on quality problem of Products occurring in market and Seller's analysis of samples of Products alleged to be defective, should occur in identical components or parts by reason of the same cause in more than [*] of the total number of such particular model of the Products which have been delivered within latest [*], Seller shall remedy all such malfunctions or defects in excess of such [*] maximum in the way selected by Seller, on condition that Buyer performs its obligations stipulated in the Section 9.1.

     SECTION 9.4 WARRANTY DISCLAIMERS. EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTY, SELLER MAKES AND BUYER RECEIVES NO WARRANTY ON THE PRODUCTS, EXPRESS OR IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                           Agreement for China
                                                                  CONFIDENTIAL

THIS AGREEMENT OR COMMUNICATION WITH BUYER, AND SELLER SPECIFICALLY
DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE, INCLUDING, WITHOUT LIMITATION, FITNESS FOR COMBINATION WITH ANY INTERFACE DEVICES TO BUILD UP ANY SYSTEM.

10.  SERVICE AFTER SALE

     SECTION 10.1 SERVICE AFTER SALE. Repair and other service after sale for the users of Products shall be at the cost and responsibility of Buyer. Seller will provide Buyer with the replacement parts for the Products on the terms and conditions to be mutually agreed upon by the parties from time to time during the retention period provided for in Exhibit B attached hereto as an integral part hereof.

         SECTION 10.2 SERVICE TRAINING. If the parties agree on a service training for the Products, Seller will provide that in accordance with the agreed terms and conditions, provided that Buyer shall reimburse Seller for air freight, hotel accommodations and meals of Seller's employees conducting the training, and will pay to Seller for each Seller's employee conducting the training a [*].

11. BRAND NAME SECTION

     11.1 BUYER'S MARK (a) Seller shall affix Buyer's brand name and/or its trade name designated by Buyer ("Buyer's Mark") on the designated items of Products.

     (b) Seller acknowledges that Buyer has a proprietary interest in the Buyer's Mark and that no right, interest, ownership or privilege of use of such Buyer's Mark is accorded to Seller by reason of the relationship herein established. Buyer warrants and represents that Buyer is a sole and exclusive owner of Buyer's Mark as applied to the Products.

12.  DISCLAIMERS

     SECTION 12.1 LIMITATION ON LIABILITY EXCEPT AS EXPRESSLY PROVIDED HEREIN, EACH PARTY'S LIABILITY FOR ANY LOSS OR DAMAGE ARISING OUT OF OR RESULTING FROM THESE TERMS AND CONDITIONS OR FROM ITS PERFORMANCE OR BREACH, OR IN CONNECTION WITH THE PRODUCTS PURCHASED HEREUNDER SHALL IN NO CASE EXCEED THE PURCHASE PRICE FOR THE SPECIFIC PRODUCTS WHICH GIVE RISE TO THE CLAIM. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (WHETHER FORESEEABLE OR NOT), NOR FOR DAMAGES FOR LOSS OF BUSINESS, LOSS OF PROFITS, LOSS OF CONTRACTS, OR ANTICIPATED SAVINGS (WHETHER FORESEEABLE OR
NOT), IN CONTRACT, TORT, (INCLUDING NEGLIGENCE), BREACH OF STATUTORY DUTY, PRODUCT LIABILITY OR OTHERWISE, ARISING FROM THIS AGREEMENT OR INDIVIDUAL CONTRACTS HEREUNDER, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                           Agreement for China
                                                                  CONFIDENTIAL

13. PRODUCT LIABILITY


     SECTION 13.1 INDEMNITY AND DEFENSE. (a) Seller agrees to defend, indemnify and hold Buyer harmless against any liability, loss, expense, damage or cost found by the court having jurisdiction in P.R. China under the product liability law or the laws and regulations having the same effect in P.R. China, or agreed in a settlement agreement between any plaintiffs and/or claimants and Seller, with respect to personal injury or death or property damage alleged to have been caused by any defect in the Products or part thereof provided, however, that the foregoing indemnity and assumption of defense shall not be applied to any instances where the alleged defect arises out of: (i) Buyer's failure to carry out proper handling, operating, installation, testing, service and check out of the Products and/or to follow Seller's reasonable instructions or advice with respect to any of these matters; (ii) Buyer's utilization of any attachments or interface devices or any modifications to the Products including any change to its instruction manuals, installation manuals, service manuals, warranty card and other related documents ("Related Documents") which are not approved by Seller in writing and in advance, or Buyer's preparation of such Related Documents by itself; (iii) Buyer's incorporation of any parts not supplied by Seller into the Products and/or combination of any equipment not supplied by Seller with the Products; (iv) Seller's compliance with any request, instruction, design change, drawing or specification with respect to the Products and Related Documents imposed on Seller by Buyer; (v) Buyer's wrong explanation or failure to make necessary warning on the use or installation of the Products to its customers or end users; or (v) any commission or omission of Buyer.

     (b) Buyer agrees to defend, indemnify and hold Seller harmless against any liability, loss, expense, damage or cost arising out of personal injury or death or property damage alleged to have been caused by any of the instances (i),
(ii), (iii), (iv) and/or (v) specified in the above sub-section (a).

14.  STATUTORY APPROVAL SECTION

     14.1 BUYER'S RESPONSIBILITY. Obtaining import license, type approval or any other necessary governmental or administrative license or approval and taking any procedures and steps necessary to comply with the laws and regulations of the country of destination and resale of the Products shall be at the responsibility and cost of Buyer.

15.  TERM AND TERMINATION

     SECTION 15.1 TERM. The term (the "Term") of this Agreement shall commence on the Effective Date and end one year from such commencing date.

     SECTION 15.2 TERMINATION. Either party may, at its option, terminate this Agreement, if the other party fails to remedy a material breach of this Agreement within sixty (60) days of written notice from the non-breaching party thereof.

                                                           Agreement for China
                                                                  CONFIDENTIAL

     SECTION 15.3 EFFECT OF TERMINATION. (a) In the event of termination of this Agreement for breach by either party in accordance with Section 15.2 hereof, all amount owned by the breaching party to the non-breaching party shall become immediately due and payable.

     (b) In the event of termination of this Agreement upon the expiration of the Term or upon mutual agreement of the parties, all rights and licenses, if any, granted hereunder to either party shall terminate, provided, however, that all Individual Contracts that have been accepted prior to such termination shall be filled in accordance with the terms and conditions of this Agreement.

     SECTION 15.4 TERMINATION WITHOUT PREJUDICE. Any termination of this Agreement by either party for breach shall be without prejudice to the rights or remedies of that party.

     SECTION 15.5 SURVIVAL. The following Articles and Sections and other Articles and Sections which should survive by their nature shall survive the termination or expiration of this Agreement: 2.1(c), 8.1, 9.1, 9.2, 9.3, 9.4, 10.1, 11.1, 12.1, 13.1, 14.1, 15.3, 15.4, 15.5, 17.2, 17.3, 17.7, and 17.9.

16.  NOTICE

     SECTION 16.1 NOTICE. Whenever written notice required under the provision of this Agreement, such notice shall be deemed sufficiently given if sent by certified airmail to the other party at the address set forth below, or at such other address as the party shall have specified by written notice.



If to Buyer    UTStarcom, Inc.                   If to Seller
               1275 Harbor Bay Parkway,          (MEI)        Matsushita Electric
               Suit 100, Alameda, California                  Industrial Co., Ltd., Corporate
               94502, the U. S. A.                            Management Division for China,
Attention      Terry Campbell                                 System Sales Office at 3-2,
                                                              Minamisemba 4-chome,
                                                              Chuo-ku, Osaka 542-8588, Japan

                                                 Attention    Director of China/Hong Kong
                                                              Sales Office

                                                 (MCI)        Matsushita Communication
                                                              Industrial Co., Ltd.,
                                                              Communication Systems Division
                                                              4-3-1 Tsunashima-higashi
                                                              Kohoku-ku, Yokohama 223-8639,
                                                              Japan
                                                  Attention   General Manager of International
                                                              Business Department

                                                           Agreement for China
                                                                  CONFIDENTIAL

17.  MISCELLANEOUS

     SECTION 17.1 SUPERVISION. The supervision of the installation of Radio Port Controllers, Radio Ports may be made by Seller upon Buyer's reasonable request and Seller's acceptance, provided that Buyer shall reimburse Seller for air freight, hotel accommodations and meals, and will pay to Seller for each Seller's employee conducting the supervision a [*].

     SECTION 17.2 CONFIDENTIAL TREATMENT. The contents of this Agreement shall in no event be disclosed by either party to third party except as required by laws.

     SECTION 17.3 PUBLICITY. If and when Buyer desires to refer to the business relationship with Seller herein established on its company profile, catalogues or any other publicity materials, Buyer shall obtain Seller's prior written consent thereto.

     SECTION 17.4 NO OTHER RIGHTS. This Agreement does not confer upon either party by implication, estoppel, laches or by any other means any license or any right other than those expressly granted herein.

     SECTION 17.5 INDEPENDENT CONTRACTORS. In making and performing this Agreement, each party acts and shall act at all times as an independent contractor, and nothing contained in this Agreement shall be construed or implied so as to create the relationship of a partnership, agency, joint venture or employer employee relationship between Buyer and Seller.

     SECTION 17.6 EXCUSABLE DELAYS. Neither party shall be liable for any failure to perform or for any delay in the performance of any obligation under this Agreement caused by circumstances beyond its reasonable control including, but not limited to, fire, storm, flood, earthquake, explosion, war, rebellion, insurrection, sabotage, labor disputes, delays in transportation, acts of God, acts of any national state, or local government authority, and any judicial action.

     SECTION 17.7 TRANSFERABILITY OF RIGHTS AND OBLIGATIONS. This Agreement is not assignable by either party without the other party's prior written consent thereto with the signature of its authorized director. Notwithstanding the foregoing, any permitted assignment shall be binding upon and inure to the benefit of the successors of the parties hereto.

     SECTION 17.8 GOVERNING LAW, DISPUTE, ETC. (a) This Agreement shall be interpreted and governed in accordance with the laws of Japan, without reference to its conflicts of laws principles. The 1980 United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     (b) Any disagreement in connection herewith shall be finally settled by arbitration. If Seller initiates the arbitration, the arbitration shall be held in San Francisco, California, the U. S. A. in accordance with the arbitration rules of American Arbitration Association. If Buyer initiates the arbitration, the arbitration shall be held in Tokyo, Japan in accordance with the arbitration rules of Japan Commercial Arbitration Association.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                           Agreement for China
                                                                  CONFIDENTIAL

     SECTION 17.9 SEVERABILITY. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, void or unenforceable for any reason, the remaining portions of this Agreement shall continue in full force and effect.

     SECTION 17.10 EXPORT CONTROL. (a) In -no event shall Seller be bound by any terms and conditions that contravene any export laws, regulations or other restraints of any relevant countries including but not limited to Japan and the
U. S. A.. All orders are subject to the obtaining of any required licenses under the said relevant laws. Buyer shall, upon Seller's request, furnish Seller with all information and documentation necessary for Seller in obtaining and complying with the required licenses.

     (b) In the event that any and all the Products including replacement parts thereto to be purchased by Buyer from Seller and any technical documents or technical services to be supplied by Seller to Buyer relating thereto (hereinafter collectively called "GOODS") are included in and remain the "restricted subject" whose export is controlled under the Foreign Exchange and Foreign Trade Control Act and its relevant governmental/administrative regulations of Japan, Buyer shall provide Seller with the "End-Use Statement" supplied by Seller and signed by Buyer, which is required for Seller to obtain approvals of the Japanese Government, and Buyer shall strictly comply with any and all provisions set forth therein. Specifically, Buyer shall not change the end-use of GOODS set forth therein nor transfer the GOODS to any country other than the countries set forth therein. In the event that Buyer is not the end-user of GOODS, Buyer shall, upon request of Seller, make Buyer's customer(s) sign such End-Use Statement and make such customer(s) understand and comply with any and all the provisions therein. Buyer further agrees, upon request of Seller, to render the assistance necessary for Seller to check and verify the compliance with provisions of End-Use Statement by Buyer or its customer(s).


     (c) During and after the term of this Agreement, Buyer shall not sell, lease or otherwise dispose of GOODS, directly or indirectly, to any customer who makes use of, is likely to or intends to make use of GOODS for "Military Purposes". In this Article, "Military Purposes" means the design, development, manufacture or use of any weapon including without limitation nuclear weapon, biological weapon, chemical weapon and missiles.

     (d) Buyer shall not export GOODS directly or indirectly through any third party to any of the countries against which any economic sanction is imposed under resolutions approved by the Security Council of the United Nations, as long as such resolutions remain valid and effective and so far as GOODS remain the "prohibited subject" of which export to such countries is prohibited thereunder.

     (e) In the case of any breach of this Article, Buyer shall be liable to Seller for any and all direct and indirect damages incurred by Seller arising from such breach, and Seller may cancel all existing Individual Contracts hereunder and this Agreement immediately without any liability to Buyer. Further, Seller shall not obliged to fulfill any Individual Contracts which are accepted by Seller but subsequently discovered to be an improper end-use, Military Purpose, and the like, or sale to improper end-user or intermediary.

                                                           Agreement for China
                                                                  CONFIDENTIAL

     SECTION 17.11 NON-WAIVER. The failure of either party to assert or enforce any right arising under this Agreement shall not constitute a waiver of such right, or any other right arising hereunder.

     SECTION 17.12 HEADINGS. Headings contained in this Agreement are for ease of reference only and shall have no legal effect.

     SECTION 17.13 TRIPLICATION. This Agreement shall be executed in triplicate, all of which, take together, shall constitute one single agreement among the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, effective as of the Effective Date.

BUYER:                             SELLER:

UTSTARCOM INC.                     MATSUSHTIA ELECTRIC INDUSTRIAL CO., LTD.,
                                   CORPORATE MANAGEMENT DIVISION FOR CHINA
 /s/  Hong Liang Lu                  /s/ Yukio Shohtoku
------------------------------     ------------------------------------------
Signed by:  Mr. Hong Liang Lu      Signed by:  Mr. Yukio Shohtoku
Title:   President & CEO           Title:   Managing Director,
                                            Member of the Board

                                   MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD.

                                    /s/ M. Akiyama
                                   --------------------------------------------
                                   Signed by:  Mr. Masaki Akiyama
                                   Title:  Senior Managing Director,
                                           Member of the Board

                                      -11

                                                           Agreement for China
                                                                  CONFIDENTIAL

                                    EXHIBIT A

                               APPLICABLE PRODUCTS
                               -------------------

                                    PRODUCTS
------------------------------------------------------------------------------
        ITEM                                         MODEL
---------------------------------       --------------------------------------
Radio Port Controller
1) Main shelf                                   EC-H11940-A
2) Main Control Card                            EC - C10967A
3) E1 Interface Card                            EC-L12998B
4) Radio Port Interface Card                    EC - L12999B
Outdoor Type Radio Port                         EA - 7H75B
Indoor Type Radio Port                          EA-7H74B
200mW Type Radio Port                           EA-7T56
Joint Box                                       EA 18888AA
Personal Station                                UTS - 701
Personal Station                                UTS -702

                                                           Agreement for China
                                                                  CONFIDENTIAL

                                    EXHIBIT B

                        RETENTION PERIOD OF PARTS SUPPLY


     ITEM OF PARTS                                  RETENTION PERIOD
-------------------------------------      ----------------------------------
Printed matter and packing material                       [*]
Mechanical parts (Appearance parts
Ie : case, etc.)                                          [*]
Mechanical and functional parts                           [*]
Electric parts                                            [*]




[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.